Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

PERSHING GOLD CORPORATION

Pershing Gold Corporation

1658 Cole Boulevard

Building 6, Suite 200

Lakewood, Colorado 80401

Attn: Stephen Alfers, President & CEO

Ladies and Gentlemen:

1.          Subscription. The undersigned (the “Purchaser”) will purchase __________ Units (the “Units”) at a price of $0.325 per Unit. Each Unit consists of one (1) share of the Company’s Common Stock and one (1) twenty-four (24) month Warrant to purchase 0.40 of a share of Common Stock, with each whole warrant having an exercise price of $0.44 per share, subject to adjustment in certain circumstances. The Units are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company's Amended and Restated Confidential Private Placement Memorandum, dated March 9, 2015, as the same may be amended and/or supplemented, from time to time (collectively, the “PPM”). Certain capitalized terms used, but not otherwise defined in this Agreement will have the respective meanings provided in the PPM.

The Units will be offered for sale until the earlier of (i) the date upon which subscriptions for the Maximum Offering have been accepted, (ii) April 21, 2015 (subject to the right of the Company to extend the offering for an additional 30 days without further notice to investors) or (iii) the date upon which the Company and the Placement Agent elect to terminate the Offering (the “Termination Date”).

The Company may hold one or more closings (each, a “Closing”) with respect to purchases of Units in the offering at such times as the Company shall elect following the receipt of accepted subscriptions for U.S. $1,000,000 in the aggregate (the "Minimum Offering"). The last Closing of the Offering, occurring on or prior to the Termination Date, is referred to as the “Final Closing”. Any subscription documents or funds received after the Final Closing will be returned without interest or deduction. In the event that a Closing of the Purchaser's subscription does not occur prior to the Termination Date, all amounts paid by the Purchaser shall be returned to the Purchaser without interest or deduction.

The minimum investment for any subscriber under the Offering is US$32,500 (the "Minimum Investment). However, subscriptions for investment below the Minimum Investment may be accepted at the discretion of the Company. There is no maximum investment for individual investors, although the maximum aggregate proceeds from the Offering may not exceed $15,000,000 (the “Maximum Offering”) provided that the Company may in its discretion increase the amount of maximum aggregate proceeds of the Offering up to $30,000,000 (the “Increased Maximum Offering”). The Company reserves the right (but is not obligated) to allow its employees, agents, officers, directors and affiliates purchase Units in the Offering, and all such purchases will be counted towards the Maximum Offering.

The terms of the Offering are more completely described in the PPM, whose terms are incorporated herein in their entirety.

2.          Payment. The Purchaser will immediately make a wire transfer payment to the Escrow Agent pursuant to the wire instructions provided on the signature page below, in the full amount of the purchase price of the Units being subscribed for. Together with the wire transfer of the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement, along with a completed and executed Accredited Investor Certification, which is annexed hereto. By executing this Subscription Agreement, the Purchaser represents and warrants that it (i) has read and understood the PPM, (ii) has executed the Registration Rights Agreement (attached as an exhibit to the PPM), and (iii) agreed to the terms of the Warrant (also attached as an exhibit to the PPM) (this Subscription Agreement, the Registration Rights Agreement and the Warrant, collectively, the “Transaction Documents”), and will be treated for all purposes as if it did review, approve and execute, if required, each such Transaction Document, even though the Purchaser may not have physically signed the signature pages to such documents.

3.          Deposit of Funds. All payments made as provided in Section 2 hereof will be deposited by the Escrow Agent in a non-interest bearing escrow account (the “Escrow Account”).

4.          Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company returns to the Purchaser an executed copy of this Subscription Agreement. If the Purchaser’s subscription is rejected in whole or in part (at the sole discretion of the Company) or the Offering is terminated prior to the Closing on the Purchaser’s Units, funds received from the Purchaser and not applied to the purchase of Units will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of further force or effect only to the extent such subscription was accepted. The Purchaser may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing by a writing delivered to the Placement Agent and the Company. The Purchaser may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

5.          Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)          None of the Securities has been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from the registration requirements of the Securities Act, by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement. The Purchaser agrees to supply all requested documents and information to ensure compliance as may be requested by the Company or the Placement Agent;

(b)          Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), received and carefully reviewed the PPM, this Subscription Agreement, and each of the Transaction Documents, and all other documents requested by the Purchaser or its Advisors, and understood the information contained therein;

(c)          Neither the United States Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the PPM. The PPM has not been reviewed by any Federal, state or other regulatory authority. No representation to the contrary has been made to the Purchaser, and any such representation could be a criminal offense;

(d)          All documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company, requested by the Purchaser and its Advisors, were made available for inspection and review;

(e)          The Purchaser and its Advisors have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning the Offering, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors;

(f)           In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than those contained in the PPM;

(g)          The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting, or any solicitation of a subscription, involving a person not previously known to the Purchaser in connection with investments in securities generally;

(h)          The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company as described in the PPM);

(i)           The Purchaser, either alone or together with its Advisors has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(j)           The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities, and as to such matters the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(k)          The Purchaser is acquiring the Securities solely for its own account for investment purposes and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Securities, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)          The Purchaser understands and agrees that purchase of the Securities is a high-risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser knows it must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be offered, sold, pledged, hypothecated or otherwise transferred or disposed of, directly or indirectly, unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration requirements is available. Legends will be placed on the certificates representing the Securities to the effect that the Securities have not been registered under the Securities Act or applicable state securities laws, and appropriate notations thereof will be made in the Company’s books;

(m)         The Purchaser has adequate means of providing for its current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

(n)          The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the Company's periodic filings with the Commission, as well as the matters set forth in the PPM and, in particular, the matters under the caption “Risk Factors” therein, and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

(o)          At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be, an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Commission under the Securities Act; the Purchaser has truthfully and accurately completed the Purchaser Questionnaire attached to this Subscription Agreement and will submit to the Company in writing such further assurances and information of such status as may be reasonably requested by the Company in order to verify Accredited Investor status under Regulation D, Rule 506;

(p)          The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)          The Purchaser hereby acknowledges receipt and careful review of this Agreement, the PPM (including all exhibits thereto), the Registration Rights Agreement, the Warrant and all other exhibits, annexes and appendices thereto (collectively referred to as the “Offering Materials”), and has had access to the Company’s Annual Report on Form 10-K and the exhibits thereto for the fiscal year ended December 31, 2014 (the “Form 10-K”) as well as all subsequent periodic and current reports filed with the Commission as publicly filed with and available at the website of the Commission which can be accessed at www.sec.gov.

(r)          The Purchaser represents to the Company that any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption or exclusion from registration under the Securities Act and any state securities laws in connection with the offering of Securities as described in the PPM;

(s)          The Purchaser has significant prior investment experience, including investment in non-listed and unregistered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(t)           The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(u)          The Purchaser acknowledges that any and all estimates or forward-looking statements or projections included in the PPM were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(v)          No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities other than those contained in the PPM;

(w)         Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws to which the Company or this Offering is subject;

(x)          THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS OR EXCLUSIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR DISPOSED OF, DIRECTLY OR INDIRECTLY, EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE PPM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(y)          In making an investment decision, the Purchaser has relied on its own examination of Company and the terms of the Offering, including the merits and risks involved;

(z)          (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

(aa)       The Purchaser has read in its entirety the PPM and all exhibits and annexes thereto, including, but not limited to, all information relating to the Company, and the Securities, and understands fully to its full satisfaction all information included in the PPM including, but not limited to, the Section entitled “Risk Factors”.

(bb)       The Purchaser represents that the Purchaser was contacted regarding the sale of the Securities by the Company or the Placement Agent (or another person whom the Purchaser believed to be an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship.

(cc)       The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the Warrant Shares, to the effect that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale applicable thereto and referenced in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO A MARCH 2015 PRIVATE PLACEMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(dd)       The Purchaser acknowledges that if he or she is a registered representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm prior to an investment in the Securities.

(ee)       Reserved.

(ff)       The Purchaser agrees not to issue any public statement with respect to the Offering, the Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

(gg)       The Purchaser acknowledges that the Offering and the information contained in the Offering Materials or otherwise made available to the Purchaser is confidential and non-public and agrees that the Offering and all information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

(ii)       The Purchaser understands that the Securities are “restricted securities” as defined in Rule 144 of the Securities Act and are therefore subject to restrictions on resale. The Purchaser understands and hereby acknowledges that, except as provided in the Registration Rights Agreement, the Company is under no obligation to register the Securities under the Securities Act or any state securities or “blue sky” laws or to assist the Purchaser in obtaining an exemption from various registration requirements, other than as set forth herein.

6.           Intentionally Omitted.

7.           Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent, the Escrow Agent and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates upon demand from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement or any other Transaction Document.

8.           Binding Effect. This Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

9.           Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.         Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered by reputable overnight courier such as FedEx against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth on the signature page below or (b) if to the Purchaser, at the address set forth on the signature page hereof, and (c) if to the Placement Agent, at the address set forth on the Instructions page above (or, in either case, to such other address as the party being notified will have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof. Any notice or other communication given by overnight courier will be deemed given at the time of delivery.

11.         Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

12.         Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement may be instituted in the state or federal courts sitting in the State of Nevada, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the state and federal courts sitting in the State of Nevada in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the state or federal courts sitting in Nevada and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13.         Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

14.         Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15.         Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

16.         Miscellaneous.

(a)          This Subscription Agreement, together with the other Transaction Documents, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)          Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c)          Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)          This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e)          Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)          Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

17.         Signature Page. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth below, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well as by each of the other Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PERSHING GOLD CORPORATION

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of ______Unit(s) at a purchase price of $0.325 per Unit (NOTE: to be completed by the Purchaser).

Date (NOTE: To be completed by the Purchaser): __________________, 2015

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation, Limited	Federal Taxpayer
Liability Company or Trust	Identification Number

By:
	Name:	State of Organization
Title:

Date	Address

AGREED AND ACCEPTED:

PERSHING GOLD CORPORATION

By:
	Name:	Date
Title:

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